UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 22, 2019

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 8.01 below is incorporated by reference into this Item 2.03.

Item 7.01                                           Regulation FD Disclosure

On March 22, 2019, the Company issued a press release announcing the closing of the offering of the Notes disclosed in Items 8.01 and 2.03 of this Form 8-K, a copy of which is furnished as Exhibit 99.1 hereto.

Item 8.01              Other Events.

5.75% Senior Notes due 2024

On March 22, 2019, Arbor Realty Trust, Inc., a Maryland corporation (the “Company”), completed the issuance and sale of $90,000,000 aggregate principal amount of its 5.75% Senior Notes due 2024 (the “Notes”) pursuant to a Note Purchase Agreement (the “Purchase Agreement”), by and among the Company, Arbor Realty Limited Partnership, a Delaware limited partnership, and the purchasers named therein (the “Purchasers”), whereby the Company agreed to sell to the Purchasers and the Purchasers agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Purchase Agreement, the Notes. The Company intends to use the net proceeds from the offering for its general corporate purposes.

The Notes were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A and institutional accredited investors under Rule 501(a)(1), (2), (3) or (7). The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
4.1

In accordance with Item 601(b)(4)(iii)(A) of Regulation S-K, certain instruments with respect to long-term debt of the registrant have been omitted but will be furnished to the Securities and Exchange Commission upon request.

99.1	Press Release, dated March 22, 2019, entitled “Arbor Realty Trust, Inc. Closes Offering of $90 Million of Senior Notes due 2024.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

		By:	/s/ Paul Elenio
		Name:	Paul Elenio
		Title:	Chief Financial Officer

Date:	March 22, 2019